UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 16, 2008
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                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
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               (Exact name of registrant as specified in charter)

             Colorado                      0-11485                84-1072256
             --------                      -------                ----------
   (State or other jurisdiction   (Commission File Number)      (IRS Employer
         of incorporation)                                   Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
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               Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     Effective May 16, 2008, Accelr8 Technology Corporation (the "Accelr8") and Becton, Dickinson and Company ("BD") entered into a Research and Option Agreement (the "Agreement").

     The Agreement provides for the establishment of a research program from the date of the Agreement until October 31, 2009 whereby BD will fund certain research work by Accelr8 relating to Accelr8's BACcel(TM) rapid pathogen diagnostics platform (the "BACcel Platform"). The research program includes mutually agreed upon milestones to support BD's product development planning. Under the terms of the Agreement, in connection with the research program, Accelr8 will receive certain periodic payments from BD between the date of the Agreement and July 1, 2009.

     The Agreement also grants BD an option to acquire for an upfront payment an exclusive license (the "Exclusive License") from Accelr8 for certain know-how and patent rights relating to the BACcel Platform. The Exclusive License also provides for the Company to receive royalty payments on worldwide sales. The Exclusive License contains certain diligence requirements for BD to develop and commercialize such products. If BD exercises the option but fails to meet certain terms of the Exclusive License, Accelr8 has the option to convert the Exclusive License to a non-exclusive license. If BD does not exercise the Exclusive License Accelr8 will receive a non-exclusive license from BD for certain intellectual property.

     Pursuant to the Agreement, from the date of the Agreement until October 31, 2009, Accelr8 agreed not to engage in or participate in any discussions or negotiations with parties other than BD for the joint development of, licensing of or intellectual property relating to the BACcel Platform.

     Unless earlier terminated pursuant to the terms of the Agreement, the Agreement shall terminate upon the Exclusive License Agreement or the non-exclusive license from BD to Accelr8 coming into effect.

     The foregoing is a summary of certain of the material terms of the Agreement and the Exclusive License and does not purport to be complete.

Item 9.01   Financial Statements and Exhibits.

     Exhibit 99.1. Press Release dated May 20, 2008 regarding Research and
                   Option Agreement

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  May 21, 2008                    ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       --------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer